                                                                    EXHIBIT 10.4


                           LOAN AND WARRANT AGREEMENT


               THIS LOAN AND WARRANT AGREEMENT (this "Agreement") is made as of the 7th day of May, 1996, by and among Informatica Corporation, a California corporation (the "Company"), and the investors named on the Schedule of Lenders attached hereto (individually a "Lender" and collectively the "Lenders").

               WHEREAS, the Company is currently considering a proposed equity financing which is scheduled to be completed on or before November 1, 1996.

               WHEREAS, the Lenders are familiar with the Company and its operations, the Company has requested Lenders to advance funds to the Company based on the representations herein contained as an accommodation prior to consummation of the further equity financing and Lenders are willing to make such advances subject to the terms hereof.

                                    AGREEMENT

        In consideration of the mutual undertakings hereinafter set forth, the parties hereto agree as follows:

                1.1 Loan. Subject to the terms and conditions set forth in this Agreement, Lenders hereby each severally agree to loan to the Company the amount set forth opposite each Lender's name on Exhibit A hereto to be evidenced as to each Lender by a Convertible Promissory Note in the form attached hereto as Exhibit B (the "Notes" and each a "Note"). The closing of the loans evidenced by the Notes hereunder shall be held at the offices of Morrison & Foerster, 755 Page Mill Road, Palo Alto, CA at 1:00 p.m., local time, on May 7, 1996 (the "Closing") or at such other time and place upon which the Company and the Lenders shall agree (the date of the Closing is hereinafter referred to as the "Closing Date").

               1.2 Warrants. Subject to the terms and conditions set forth in this Agreement, the Company hereby agrees to issue and sell to each Lender on the Closing Date at the purchase price set forth opposite each Lender's name on Exhibit A hereto, a Warrant in the form attached hereto as Exhibit C (the "Warrants" and each a "Warrant") to purchase the number of units of the Additional Securities equal to (a) the Warrant Coverage Amount (as defined below) for such Lender divided by (b) the per unit purchase price of the Additional Securities. The term "Additional Securities" shall mean any equity securities, or securities convertible into equity securities (including, without limitation, any Series C Preferred Stock of the Company authorized by the Board of Directors and the shareholders of the Company), or any package of equity securities or of debt and equity securities, sold to investors (excluding directors, employees or others performing services for the Company) in any transaction or series of related transactions for an aggregate amount of $2,000,000 or more in consideration (exclusive of amounts paid for Additional Securities upon cancellation of the Notes) at any time on or prior to November 1, 1996 ("New Financing"). In the event Additional Securities are issued and are issued in unpackaged form, the Warrant holder may determine to purchase part of each or all of the one of the items in such package. In the event Additional Securities are not issued on or prior to November 1, 1996, each Warrant shall entitle the holder thereof to purchase the number of shares of the Series B Preferred Stock of the Company equal to (a) the Warrant Coverage Amount (as defined below) for such Lender divided by (b) One Dollar ($1.00). The Warrants shall be exercisable from the date of issuance until May 1, 2001. The term "Warrant Coverage Amount" for each Lender shall be an amount equal to 25% of the original principal balance of such Lender's Note.

               1.3    Payment of Notes; Conversion of Notes.

                      (a) In the event the Company enters into a definitive agreement to consummate the New Financing at a date of closing (the "New Financing") on or prior to November 1, 1996, then (i) if the Board of Directors of the Company shall so elect by resolution duly adopted, the Company shall have the right to pay (or place in escrow for payment subject to surrender of Notes) all outstanding principal on the Notes at the Equity Closing, and (ii) if the Company shall not have elected to pay the Notes as provided in (i) above, each Lender shall be given at least 15 days' written notice prior to the Equity Closing of the terms of the sale of Additional Securities and an opportunity to elect within such period to have the principal of the Notes held by such Lenders either (x) converted into Additional Securities in the manner and for the price stated below or (y) paid in cash at the Equity Closing. (In the event of failure to make an election by a Lender, the Note held by such Lender shall be converted into Additional Securities).

                      In the event a Lender elects to convert its Note into Additional Securities (through affirmative action or failure to elect), the Note shall be converted into an amount of Additional Securities equal to the principal amount on such Note divided by the unit price to investors of the Additional Securities issued in the Equity Closing. In the event Additional Securities are issued, and are issued in unpackaged form, the holder of the Note may at any time at least five days prior to the Equity Closing give written notice to the Company specifying whether the purchase is of part of each or all of one of the items in the package. In default of such notice, such election may be made by the Company. Upon such conversion, the Note shall cease to represent the indebtedness of the Company stated therein and the sole right of the holder thereof shall be to receive certificates or instruments evidencing the Additional Securities to which such holder is entitled. Upon such conversion, such Lender agrees to promptly surrender to the Company the Note held by it in exchange for the Additional Securities. Fractional shares or units of the Additional Securities shall not be issued and fractions shall be settled in cash at the value established in the Equity Closing.

                      (b) In the event that holders of sixty percent (60%) or more of the outstanding principal amount of the Notes elect to convert (through affirmative action or failure to elect) such principal into Additional Securities pursuant to Section 1.3(a) above, then all outstanding Notes shall automatically and without further action on the part of the Lender be converted effective upon, subject to, and concurrently with, the issuance and sale of Additional Securities, into an amount of Additional Securities equal to the outstanding principal amount on such Note divided by the unit price to investors of the Additional Securities issued in the Equity Closing notwithstanding any election by any such Lenders to the contrary. Upon such conversion, the Note shall cease to represent the indebtedness of the Company stated therein and the sole right of the holder thereof shall be to receive certificates or instruments evidencing the Additional Securities to which such holder is entitled. Upon such conversion, such Lender agrees to promptly surrender to the Company the Note held by it in exchange for the Additional Securities. Fractional shares or units of the Additional Securities shall not be issued and fractions shall be settled in cash at the value established in the Equity Closing.

                      (c) In the event the Equity Closing does not occur on or prior to November 1, 1996, then each Lender shall have the right, exercisable on notice to the Company within the thirty (30) day period following November 1, 1996, to convert such Lender's Note into Series B Preferred Stock of the Company at a conversion price of $1.00 per share. In the event Lenders holding sixty percent (60%) or more of the outstanding principal amount of the Notes elect to so convert their Notes into Series B Preferred Stock of the Company pursuant to this Section 1.3(c), then all outstanding Notes shall automatically and without further action on the part of the Lender by converted into Series B Preferred Stock of the Company at a conversion price of $1.00 per share, notwithstanding any election by any Lender to the contrary. Such conversion shall occur at such time and date as the Company and Lenders holding sixty percent (60%) or more of the outstanding principal amount of the Notes shall agree and in any event not later than thirty (30) days after the election of said sixty percent (60%) of the Lender's to so convert. Upon such conversion, the Note shall cease to represent the indebtedness of the Company stated therein and the sole right of the holder thereof shall be to receive certificates or instruments evidencing the Series B Preferred Stock of the Company to which such holder is entitled. Upon such conversion, such Lender agrees to promptly surrender to the Company the Note held by it in exchange for Series B Preferred Stock of the Company. Fractional shares of Series B Preferred Stock of the Company shall not be issued and fractions shall be settled in cash at the value established in this Section 1.3(c). In the event all or any of the Notes are not converted pursuant to this
Section 1.3(c), such Notes shall be repaid in accordance with their terms.

        2. Representations and Warranties of the Company. The Company hereby represents and warrants to each Lender that, except as set forth on a Schedule of Exceptions attached hereto as Exhibit D, which exceptions shall be deemed to be representations and warranties as if made hereunder:

               2.1 Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business.

               2.2 Authorization. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the Notes and the Warrants, the performance of all obligations of the Company hereunder or thereunder has been taken or will be taken prior to each Closing (except for board and shareholder approvals and appropriate amendments to the Company's Restated Articles of Incorporation (the "Restated Articles") for the purpose of amending the authorized capital to provide for those equity securities to be subject to the Warrant or converted from the Note which action the Company covenants to perform and obtain when and as necessary), and this Agreement, the Notes and the Warrants constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms.

               2.3 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, local or provincial governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for the filing pursuant to
Section 25102(f) of the California Corporate Securities Law of 1968, as amended, and the rules thereunder, which filing will be effected within 15 days of the issuance of the Notes and Warrants hereunder.

               2.4 Compliance with Other Instruments. The Company is not in violation or default of any provisions of its Restated Articles or its Bylaws or in any material respect or of any instrument or contract to which it is a party or by which it is bound or, to its knowledge, of any provision of federal or state statute, judgment, decree, order, rule or regulation applicable to the Company. The execution, delivery and performance of this Agreement, the Notes and the Warrants and the consummation of the transactions contemplated hereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, decree or contract.

        3. Representations and Warranties of the Lenders. Each Lender, severally and not jointly, hereby represents and warrants to the Company that:

               3.1 Authorization. Lender has full power and authority to enter into this Agreement and that certain Waiver and Amendment to Investor Rights Agreement in substantially the form attached hereto as Exhibit E. All action on the party of Lender necessary for the execution, delivery and performance of this Agreement and the Investor Rights Agreement and the consummation of the transactions contemplated hereby and thereby has been taken. This Agreement constitutes the valid and legally binding obligation of Lender, enforceable in accordance with their respective terms.

               3.2 Purchase Entirely for Own Account. This Agreement is made with Lender in reliance upon Lender's representation to the Company, which by Lender's execution of this Agreement such Lender hereby confirms, that the Notes, the Warrants, the Additional Securities or the Series B Preferred Stock of the Company (the "Series B Preferred Stock") to be received by such Lender upon exercise of the Warrants or conversion of the Notes and the Common Stock of the Company (the "Common Stock") issuable upon exercise or conversion thereof (collectively, the "Securities") will be acquired for investment for Lender's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Lender has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, Lender further represents that Lender does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Securities.

               3.3 Disclosure of Information. Lender believes it has received all the information it considers necessary or appropriate for deciding whether to become a party to this Agreement and acquire the Note and Warrant to be issued to that Lender hereunder. Lender further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the loans contemplated herein. The foregoing, however, does not limit or modify the representations and warranties of the Company in
Section 2 of this Agreement or the right of Lender to rely thereon.

               3.4 Investment Experience. Lender acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the transactions contemplated by this Agreement. If other than an individual, Lender also represents it has not been organized for the purpose of acquiring the Note, the Warrant, the Additional Securities, the Series B Preferred Stock or the Common Stock.

               3.5 Accredited Investor. Lender is an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act of 1933, as presently in effect.

               3.6 Restricted Securities. Lender understands that the shares of Additional Securities, the Series B Preferred Stock and the Common Stock are and will be characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "Act"), only in certain limited circumstances. In this connection, Lender represents that it is familiar with Securities and Exchange Commission Rule 144 under the Act, as presently in effect ("Rule 144"), and understands the resale limitations imposed thereby and by the Act.

               3.7 No Public Market. Lender understands that no public market now exists for any securities issued by the Company and that the Company has made no assurances that a public market will ever exist for the Company's securities.

               3.8 Further Limitations on Disposition. Without in any way limiting the representations set forth above, Lender further agrees not to make any disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 3 and:

                      (a) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                      (b) (i) Such Lender shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, at the expense of such Lender or its transferee, such Lender shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

                      (c) Notwithstanding the provisions of paragraphs (a) and
(b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Lender which is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to his spouse or lineal descendants or ancestors, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he were an original Lender hereunder.

               3.9    Legends.

                      (a) The Warrants and each certificate representing (i) the Additional Securities or Series B Preferred Stock acquired on exercise of the Warrants or on conversion of the Notes, (ii) shares of Common Stock issuable upon conversion of the Additional Securities or Series B Preferred Stock (the "Conversion Stock") and (iii) any other securities issued in respect of the Additional Securities or Series B Preferred Stock upon any stock split, stock dividend, recapitalization, merger or similar event (unless no longer required in the opinion of counsel for the Company) shall be stamped or otherwise imprinted with a legend substantially in the following form:

        "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR

        SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT."

                      (b) Any legend required by applicable state blue sky laws.

               3.10 Due Diligence. Lender has been solely responsible for Lender's "due diligence" investigation of the Company and its management and business, for the analysis of the merits and risks of this investment and of the fairness and desirability of the terms of the investment; that in taking any action or performing any role relative to the arranging of the proposed investment, such Lender has acted solely in such Lender's interest; and that neither the Lender nor any of its agents or employees has acted as an agent of the Company, or as an issuer, underwriter, broker, dealer or investment advisor relative to any of the Securities.

        4.     California Commissioner of Corporations.

               4.1 Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, AND IN THE ABSENCE OF AN EXEMPTION FROM SUCH QUALIFICATION REQUIREMENT, THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION FROM SUCH QUALIFICATION BEING APPLICABLE.

        5. Conditions of Lenders' Obligations at Closing. The obligations of each Lender under Section 1 of this Agreement at the Closing are subject to the fulfillment of each of the following conditions on or before the Closing Date.

               5.1 Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true on and as of each Closing with the same effect as though such representations and warranties had been made on and as of the same date; subject to (i) the issuance of options (and Common Stock on the exercise of options) pursuant to the Company's stock option plan; and (ii) changes in the ordinary course of the Company's business operations which shall not be materially adverse in the aggregate.

               5.2 Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

               5.3 Compliance Certificate. The Chief Executive Officer or President of the Company shall deliver to each Lender a certificate dated the Closing Date, certifying that the conditions specified in Sections 5.1 and 5.2 have been fulfilled.

               5.4 Qualifications. The Commissioner of Corporations of the State of California shall have issued a permit qualifying the offer and sale of the Notes and the Warrants to the Lenders pursuant to this Agreement, or such offer and sale shall be exempt from such qualification under the California Corporate Securities Law of 1968, as amended.

               5.5 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Lenders, and they shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.

               5.6 Consents and Waivers. The Company shall have obtained any and all consents and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement which need to be obtained prior to the Closing.

        6. Conditions of the Company's Obligations at Closing. The obligations of the Company to the Lenders under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

               6.1 Representations and Warranties. The representations and warranties of the Lenders contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the same date.

               6.2 California Qualification. The Commissioner of Corporations of the State of California shall have issued a permit qualifying the offer and sale to the Lenders of the Warrants and the Notes (and the Additional Securities or Series B Preferred Stock issuable upon exercise of the Warrants and the Common Stock issuable upon the conversion thereof) or such offer and sale shall be exempt from such qualification under the California Corporate Securities Law of 1968, as amended.

               6.3 Consents and Waivers. The Company shall have obtained any and all consents and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement which need to be obtained prior to the Closing.

               6.4 Payment. The Lender shall have delivered the amount specified opposite such Lender's name on the Schedule of Lenders attached hereto.

        7.     Miscellaneous.

               7.1 Survival of Warranties. The warranties, representations and covenants of the Company and the Lenders contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the closings of the transactions contemplated hereby and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Lenders or the Company.

               7.2 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

               7.3 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

               7.4 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               7.5 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

               7.6 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed if to the Company, at the address indicated on the signature page hereof, and if to an Lender, at the address set forth below such Lender's name on the Schedule of Lenders attached hereto, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

               7.7 Finder's Fee. Each Lender represents that it neither is nor will be obligated for any finders' fee or commission in connection with this transaction. Each Lender agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which such Lender or any of its officers, partners, employees, or representatives is responsible.

        The Company agrees to indemnify and hold harmless the Lenders from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

               7.8 Expenses. Each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement or the Restated Articles, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

               7.9 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and Lenders who provided in excess of 60% of the aggregate loan amount pursuant to Section 1.1 hereof. Any amendment or waiver effected in accordance with this Section 7.9 shall be binding upon each holder of Notes and Warrants issued pursuant to this Agreement, each future holder of such Additional Securities or Series B Preferred Stock and Conversion Stock, and the Company; provided, that the terms of each Note and the rights of payment thereunder may only be modified upon the prior written consent of the Lender and/or holder of such Note.

               7.10 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

               7.11 Entire Agreement. This Agreement and the other documents and agreements referred to herein constitute the entire understanding and agreement among the parties with regard to the subjects hereof and thereof.

               IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.



                                INFORMATICA CORPORATION



                                By: /s/ GAURAV DHILLON
                                   ---------------------------------------------
                                       Gaurav Dhillon
                                       Chief Executive Officer

                                LENDERS:

                                Bay Partners SBIC, L.P.


                                By: /s/ JOHN FREIDENRICH
                                   ---------------------------------------------
                                Name: John Freidenrich
                                     -------------------------------------------
                                Title: General Partner
                                      ------------------------------------------

                                Address:      10600 North De Anza Boulevard
                                              Cupertino, California 95014


                                Discovery Ventures I, L.L.C.


                                By: /s/ ARNOLD N. SILVERMAN
                                   ---------------------------------------------
                                Name: Arnold N. Silverman
                                     -------------------------------------------
                                Title: Manager
                                      ------------------------------------------

                                Address: 3000 Sand Hill Road, Building 3, Suite 210
                                              Menlo Park, California 94025


                                Parvest U.S. Partners II C.V.


                                By: /s/ VINCENT WORMS
                                   ---------------------------------------------
                                Name: Vincent Worms
                                     -------------------------------------------
                                Title: General Partner
                                      ------------------------------------------

                                Address: 101 California Street, Suite 3150 San Francisco, California 94111

                                Tradeinvest Limited


                                By: /s/ VINCENT WORMS
                                   ---------------------------------------------
                                Name: Vincent Worms
                                     -------------------------------------------
                                Title: Director
                                      ------------------------------------------

                                Address: 101 California Street, Suite 3150 San Francisco, California 94111


                                Multinvest Limited C.V.


                                By: /s/ VINCENT WORMS
                                   ---------------------------------------------
                                Name: Vincent Worms
                                     -------------------------------------------
                                Title: General Partner
                                      ------------------------------------------

                                Address: 101 California Street, Suite 3150 San Francisco, California 94111


                                Partech U.S. Partners III C.V.


                                By: /s/ VINCENT WORMS
                                   ---------------------------------------------
                                Name: Vincent Worms
                                     -------------------------------------------
                                Title: General Partner
                                      ------------------------------------------

                                Address: 101 California Street, Suite 3150 San Francisco, California 94111


                               David Pidwell

                               /s/ DAVID PIDWELL
                               -------------------------------------------------
                               Address:

                                Partech International Profit Sharing Plan
                                U/A Dated 1/1/92
                                FBO: Thomas G. McKinley


                                By: /s/ VINCENT WORMS
                                   ---------------------------------------------
                                Name: Vincent Worms
                                     -------------------------------------------
                                Title: General Partner
                                      ------------------------------------------

                                Address: 101 California Street, Suite 3150 San Francisco, California 94111

                               SCHEDULE OF LENDERS


                                                                         Warrant
                                                      Loan Amount     Purchase Price
                                                      -----------     --------------

Bay Partners SBIC, L.P.                                $800,000          $1000.00

Discovery Ventures I, L.L.C.                           $400,000          $ 500.00

Parvest U.S. Partners II C.V.                          $360,000          $ 450.00

Tradeinvest Limited                                    $ 42,000          $  52.50

Multinvest Limited C.V.                                $ 28,000          $  35.00

Partech U.S. Partners III C.V.                         $360,000          $ 450.00

David Pidwell                                          $ 50,000          $  62.50

Partech International Profit Sharing Plan              $ 10,000          $  12.50

U/A Dated 1/1/92

FBO: Thomas G. McKinley
